Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Alico, Inc. (the "Company") on Form 10-K/A for the fiscal year ended August 31, 2003 as filed with the Securities and Exchange Commission on January 6, 2005 (the "Form 10-K/A"), I, W. Bernard Lester, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 6, 2005
/S/ W. BERNARD LESTER
W. Bernard Lester
Chief Executive Officer

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Alico, Inc. (the "Company") on Form 10-K/A for the fiscal year ended August 31, 2003 as filed with the Securities and Exchange Commission on January 6, 2005 (the "Form 10-K/A"), I, L. Craig Simmons, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 6, 2005
/S/ L. CRAIG SIMMONS
L. Craig Simmons
Chief Financial Officer